Property, equipment and software, net (Tables)	12 Months Ended
Dec. 31, 2022
Property, equipment and software, net
Schedule of property, equipment and software, net

	As of December 31,
	2021	2022
	RMB	RMB
Building	92,747	92,747
Computer and electronic equipment	12,166	11,675
Software	7,990	7,990
Office furniture and equipment	601	581
Leasehold improvement	1,458	1,458
Total	114,962	114,451
Less: Accumulated depreciation and amortization	(19,267)	(24,656)
Property, equipment and software, net	95,695	89,795